Exhibit 10.22

TRANSLATION OF AMENDMENT OF LEASE AGREEMENT

The Chairman of the Board of Korea Specialty Contractor Financial Cooperative (referred as “Gap” hereafter) and the Executive Director of GTC Research, Inc. (referred as “Eul” hereafter) agree to make changes to the Amendment of Lease Agreement entered on 12/31/2007.

CONTENT

1.	Amended Items (Unit: Won/Month Rent and Monthly Maintenance Fee VAT is separate)

Items	Previous	Amended	Comment

Lease Property	Korea Specialty Contractor Financial Building 10th & 11th Floors 5229.47 m2	Korea Specialty Contractor Financial Building 10th & 11th Floors 5229.47 m2

Section 3 Lease Term	01/01/2008-12/31/2008	01/01/2009-12/31/2009	-

Section 5 (Lease Deposit)	388,837,200 (74,355/m2)	Same as left column

Section 6 (Monthly Rent)	38,886,300(7,436/m2)	40,047,200 (7,658/m2)	Increase 1,160,900

Section 7 (Monthly Maintenance Fee)	39,925,200 (7,061/m2)	38,405,200(7,344/m2)	Increase 1,480,000

Due Date for Rent/Maintenance Fee	Last day of each month (The next day if it falls in a holiday)	Last day of each month (The next day if it falls in a holiday)
Number of Free Parking Space	46	46

Special Item

2.	Effective Date of the Amended Agreement: 1. 1. 2009

3.

If “Gap” or “Eul” wishes to terminate this agreement during the lease period, this agreement shall be terminated by providing notification of termination of the lease to the other party in writing at least by 3 months prior. In that case, there shall be no penalty for early termination. However, if the lessee pre-paid 1 month rent as a penalty (interest for 1 month which is calculated from 12% of annual interest rate for either partial rent or the deposit in case of the lessee), the lease shall be cancelled immediately [the pre-paid penalty shall be returned immediately], even during the period mentioned above.

To confirm this agreement, 2 copies of this Amendment of Lease Agreement is made and each “Gap” and “Eul” shall keep 1 copy.

12.     . 2008

Lessor	Address	395-70 Shindaebang-dong, Dongjak-gu, Seoul
	Business	Korea Specialty Coontractor Financial Cooperative
	Representative	Il Joong Kim [Seal]

Lessee	Address	395-70 Shindaebang-dong 11th Floor, Dongjak-gu, Seoul
	Business	GCT Research, Inc.
	Representative	Kyung Ho Lee [Seal]

[ ]	Translator’s Note

AMENDMENT OF LEASE AGREEMENT

The Chairman of the Board of Korea Specialty Contractor Financial Cooperative (referred as “Gap” hereafter) and the Executive Director of GTC Asia Pacific, Inc. (referred as “Eul” hereafter) agree to make changes to the Amendment of Lease Agreement entered on 12/31/2007.

CONTENT

1.	Amended Items (Unit: Won/Month Rent and Monthly Maintenance Fee VAT is separate)

Items	Previous	Amended	Comment

Lease Property	Korea Specialty Contractor Financial Building 10th Floor 739.13 m2	Korea Specialty Contractor Financial Building 10th Floor 739.13 m2

Section 3 Lease Term	01/01/2008-12/31/2009	01/01/2009-12/31/2009	-

Section 5 (Lease Deposit)	54,958,000 (74,355/m2)	Same as left column

Section 6 (Monthly Rent)	5,496.100 (7,436/m2)	5,660,200 (7,658 /m2)	Increase 164,100

Section 7 (Monthly Maintenance Fee)	5,218,900 (7,061/m2)	5,428,100 (7,344/m2)	Increase 209,200

Number of Free Parking Space	6	6

Special Item

2.	Effective Date of the Amended Agreement: 1. 1. 2009

3.

If “Gap” or “Eul” wishes to terminate this agreement during the lease period, this agreement shall be terminated by providing notification of termination of the lease to the other party in writing at least by 3 months prior. In that case, there shall be no penalty for early termination. However, if the lessee pre-paid 1 month rent as a security deposit (interest for 1 month which is calculated from 12% of annual interest rate for either partial rent or the deposit in case of the lessee), the lease shall be cancelled immediately [the pre-paid security deposit shall be returned immediately], even during the period mentioned above.

To confirm this agreement, 2 copies of this Amendment of Lease Agreement is made and each “Gap” and “Eul” shall keep 1 copy.

12.     . 2008

Lessor	Address	395-70 Shindaebang-dong, Dongjak-gu, Seoul
	Business	Korea Specialty Coontractor Financial Cooperative
	Representative	Il Joong Kim [Seal]

Lessee	Address	395-70 Shindaebang-dong, Dongjak-gu, Seoul
	Business	GCT Research, Inc.
	Representative	Kyung Ho Lee [Seal]

[  ] Translator’s Note